IVY FUNDS
Delaware Ivy Corporate Bond Fund

(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and
Statement of Additional Information dated January 30, 2023, as amended

At the adjourned Special Shareholder Meeting held on September 8, 2023, Fund shareholders approved the agreement and plan of reorganization (the “Reorganization”) between the Fund (referred to in the table below as the “Acquired Fund”) and Delaware Corporate Bond Fund (the “Acquiring Fund”):

Acquired Fund/Classes	Acquiring Fund/Classes
Delaware Ivy Corporate Bond Fund, a series of Ivy Funds	Delaware Corporate Bond Fund, a series of Delaware Group® Income Funds
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class Y	Class A

The Reorganization provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Fund; and (c) the liquidation and termination of the Fund.

The Reorganization will take place at the close of business on or about October 27, 2023 (Reorganization Date).

The Fund will continue to accept purchases from both new and existing shareholders until close of business on one week before the Reorganization Date. Reinvested dividends and capital gains may continue until the Reorganization Date.

Prior to the closing of the Reorganization, the Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

Shareholders will be permitted to exchange their shares for the same share class of any of the other Delaware Funds prior to the Fund’s Reorganization Date. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 8, 2023.